UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (Amendment No. ______)
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JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND
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November 30, 2010

John Hancock Bank and Thrift Opportunity Fund
John Hancock Preferred Income Fund
John Hancock Preferred Income Fund II
John Hancock Preferred Income Fund III
John Hancock Premium Dividend Fund
  (previously known as John Hancock Patriot Premium Dividend Fund II)
John Hancock Tax-Advantaged Dividend Income Fund
John Hancock Tax-Advantaged Global Shareholder Yield Fund

Dear Shareholder:

As a shareholder in one or more of the funds listed above, you are cordially invited to attend the annual shareholder meeting on Friday, January 21, 2011, at 2:00 p.m., Eastern Time, to be held at the offices of John Hancock Funds, 601 Congress Street, Boston, Massachusetts 02210.

Elect your fund’s Board of Trustees

The enclosed proxy statement includes a proposal to elect three Trustees for a term ending in 2014. Each of the nominees currently serves as a John Hancock Fund Trustee, and each is independent of John Hancock management. Your proxy statement includes a brief description of each nominee’s background.

Your vote is important!

I encourage you to exercise your rights as a shareholder by reviewing the enclosed proxy statement and then voting your shares either through the Internet, by telephone or by mail. If you choose to vote by mail, please complete the enclosed proxy ballot form, sign it and mail it to us immediately in the enclosed postage-paid return envelope. Your prompt response will help avoid the cost of additional mailings at your fund’s expense.

If you have any questions, please call 1-800-852-0218, Monday through Friday, between 9:00 a.m. and 7:00 p.m., Eastern Time.

Thank you in advance for your prompt action on this very important matter.

Sincerely,

/s/ Keith F. Hartstein

Keith F. Hartstein
President and Chief Executive Officer

JOHN HANCOCK BANK AND THRIFT OPPORTUNITY FUND
JOHN HANCOCK PREFERRED INCOME FUND
JOHN HANCOCK PREFERRED INCOME FUND II
JOHN HANCOCK PREFERRED INCOME FUND III
JOHN HANCOCK PREMIUM DIVIDEND FUND
(previously known as John Hancock Patriot Premium Dividend Fund II)
JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND
JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND
601 Congress Street, Boston, Massachusetts 02210

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on January 21, 2011

This is the formal agenda for your fund’s shareholder meeting. It tells you what matters will be voted on and the time and place of the meeting, should you want to attend in person.

To the shareholders of the funds listed above:

A shareholder meeting for each fund will be held at 601 Congress Street, Boston, Massachusetts 02210, on Friday, January 21, 2011, at 2:00 p.m., Eastern Time, for the following purposes:

(1)	To elect three (3) Trustees to serve for a three-year term ending at the Annual Meeting of Shareholders in 2014 (all funds).

(2)	To transact such other business as may properly come before the meeting or any adjournment of the meeting.

Your Trustees recommend that you vote in favor of the proposal.

Shareholders of record of each fund as of the close of business on November 8, 2010 are entitled to notice of, and to vote at, the fund’s annual meeting and at any adjournment thereof. The proxy statement and proxy card are being mailed to shareholders on or about November 30, 2010.

Whether or not you expect to attend the meeting, please complete and return the enclosed proxy card in the accompanying envelope. No postage is necessary if mailed in the United States.

Important Notice Regarding the Availability of Proxy Materials for
the Shareholder Meeting to Be Held on January 21, 2011.

The proxy statement is available at: http://bnymellon.mobular.net/bnymellon/jhf

By order of the Board of Trustees,
Thomas M. Kinzler
Secretary

November 30, 2010

JOHN HANCOCK BANK AND THRIFT OPPORTUNITY FUND
JOHN HANCOCK PREFERRED INCOME FUND
JOHN HANCOCK PREFERRED INCOME FUND II
JOHN HANCOCK PREFERRED INCOME FUND III
JOHN HANCOCK PREMIUM DIVIDEND FUND
(previously known as John Hancock Patriot Premium Dividend Fund II)
JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND
JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND
601 Congress Street, Boston, Massachusetts 02210

ANNUAL MEETING OF SHAREHOLDERS
To Be Held on January 21, 2011

PROXY STATEMENT

This proxy statement contains the information you should know before voting on the proposal described in the notice. Each fund will furnish, without charge, a copy of its Annual Report and/or Semiannual Report to any shareholder upon request. If you would like a copy of your fund’s report, please send a written request to the attention of the fund at 601 Congress Street, Boston, Massachusetts 02210 or call John Hancock Funds at 1-800-892-9552.

This proxy statement is being used in connection with the solicitation of proxies by the Board of Trustees at the annual meeting of each of John Hancock Bank and Thrift Opportunity Fund (“Bank and Thrift”), John Hancock Preferred Income Fund (“Preferred Income”), John Hancock Preferred Income Fund II (“Preferred Income II”), John Hancock Preferred Income Fund III (“Preferred Income III”), John Hancock Premium Dividend Fund, previously known as John Hancock Patriot Premium Dividend Fund II (“Premium Dividend”), John Hancock Tax-Advantaged Dividend Income Fund (“Tax-Advantaged Dividend”), and John Hancock Tax-Advantaged Global Shareholder Yield Fund (“Tax-Advantaged Global”). The meeting will be held at 601 Congress Street, Boston, Massachusetts 02210, on Friday, January 21, 2011, at 2:00 p.m., Eastern Time. Shareholders of each fund are being asked to vote on the proposal to elect Trustees.

If you sign the enclosed proxy card and return it in time to be voted at the meeting, your shares will be voted in accordance with your instructions. Signed proxies with no instructions will be voted FOR the proposal. If you wish to revoke your proxy, you may do so before it is exercised at the meeting by filing a written notice of revocation with the fund at 601 Congress Street, Boston, Massachusetts 02210, by returning a signed proxy with a later date before the meeting or, if attending the meeting and voting in person, by notifying your fund’s secretary (without complying with any formalities) at any time before your proxy is voted.

Although the annual meetings of the funds are being held jointly and proxies are being solicited through the use of this joint proxy statement, shareholders of each fund will vote separately as to the proposal.

Record Ownership

The Trustees of each fund have fixed the close of business on November 8, 2010 as the record date to determine which shareholders are entitled to vote at the meeting. Shareholders of each fund are entitled to one vote per share on all business of the meeting or any adjournment of the meeting relating to their fund. On the record date, the following number of shares of beneficial interest of each fund were outstanding:

Fund	Shares

Bank and Thrift	19,954,603.0000
Preferred Income	25,901,361.0000
Preferred Income II	21,182,284.0000
Preferred Income III	31,451,955.0000
Premium Dividend	49,969,926.9617
Tax-Advantaged Dividend	38,011,417.0000
Tax-Advantaged Global	9,410,361.0000

To the best knowledge of the relevant fund, the shareholders listed below owned more than 5% of the fund’s shares as of the date indicated. Information related to these shareholders may be different as of the record date.

Name of Fund	Name and Address of Owner	Percent

Preferred Income III	Spectrum Asset Management, Inc. 2 High Ridge Park Stamford, Connecticut 06905	6.35% (1)
	Nuveen Asset Management 333 W. Wacker Drive Chicago, Illinois 60606	6.25% (1)
	Guggenheim Capital LLC 227 West Monroe Street Chicago, Illinois 60606	5.47% (1)
Premium Dividend	Commerce Insurance Company 211 Main Street Webster, Massachusetts 01570	27.65% (2)
Tax-Advantaged Global	Advisors Asset Management 28025 IH 10 West Boerne, Texas 78006	5.76% (1)

(1)	As of September 30, 2010

(2)	As of June 30, 2010

PROPOSAL

ELECTION OF TRUSTEES

General

Each fund’s Board of Trustees consists of eleven members. Holders of the shares of each fund are entitled to elect three Trustees at this meeting. James F. Carlin, William H. Cunningham and Gregory A. Russo have been designated as subject to election by holders of the shares of each fund.

Each Board of Trustees is divided into three staggered term classes: one class composed of three Trustees and two classes composed of four Trustees each. The term of one class expires each year, and no term continues for more than three years after the applicable election. Should a Trustee in a class wish to serve an additional term, he or she must stand for re-election. Classifying the Trustees in this manner may prevent replacement of a majority of the Trustees for up to a two-year period.

As of the date of this proxy, each nominee for election currently serves as a Trustee of each fund. Using the enclosed proxy card, you may authorize the proxies to vote your shares for the nominees or you may withhold from the proxies authority to vote your shares for one or more of the nominees. If no contrary instructions are given, the proxies will vote FOR the nominees. Each of the nominees has consented to his or her nomination and has agreed to serve if elected. If, for any reason, any nominee should not be available for election or able to serve as a Trustee, the proxies will exercise their voting power in favor of such substitute nominee, if any, as the funds’ Trustees may designate. The funds have no reason to believe that it will be necessary to designate a substitute nominee.

Proposal

For each fund, Messrs. Carlin, Cunningham and Russo are the current nominees for election by the shareholders.

Vote Required for the Proposal

The vote of a plurality of the votes cast by the shares of a fund is sufficient to elect the nominees to serve as Trustees of that fund.

Each Board recommends that shareholders of each fund vote “FOR” each of the three nominees in the Proposal.

Information Concerning Nominees and Trustees

The following table sets forth certain information regarding the nominees for election to the Boards. The table also shows each nominee’s principal occupation or employment and other directorships during the past five years and the number of John Hancock funds overseen by the current Trustees. There are currently eleven Trustees of each fund, nine of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the funds (“Independent Trustees”). The table also lists the Trustees who are not currently standing for election. The address of each nominee is 601 Congress Street, Boston, Massachusetts 02210.

			Number of
Name, (Year of Birth)	Principal Occupation(s) and	Trustee	John Hancock Funds
and Position with the Fund	Other Directorships During the Past Five Years	Since	Overseen

	NOMINEES STANDING FOR ELECTION TERM TO EXPIRE IN 2014

James F. Carlin (1940) Independent Trustee	Chief Executive Officer, Director and Treasurer, Alpha Analytical Laboratories (environmental, chemical and pharmaceutical analysis) (since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since 1995); Chairman and Chief Executive Officer, Carlin Consolidated, Inc. (management/investments) (since 1987).	1994 (A) 1989 (B) 2002 (C – D) 2003 (E) 2004 (F) 2007 (G)	47

William H. Cunningham (1944) Independent Trustee	Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director of the following: LIN Television (since 2009); Lincoln National Corporation (insurance) (Chairman since 2009 and Director since 2006); Resolute Energy Corporation (since 2009); Nanomedical Systems, Inc. (biotechnology company) (Chairman since 2008); Yorktown Technologies, LP (tropical fish) (Chairman since 2007); Greater Austin Crime Commission (since 2001); Southwest Airlines (since 2000); former Director of the following: Introgen (manufacturer of biopharmaceuticals) (until 2008); Hicks Acquisition Company I, Inc. (until 2007); Jefferson-Pilot Corporation (diversified life insurance company) (until 2006); and former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank – Austin) (until 2009).	1994 (A – B) 2002 (C – D) 2003 (E) 2004 (F) 2007 (G)	47

Gregory A. Russo (1949) Independent Trustee	Vice Chairman, Risk & Regulatory Matters, KPMG LLP (“KPMG”) (2002 – 2006); Vice Chairman, Industrial Markets, KPMG (1998 – 2002).	2008 (A – G)	47

			Number of
Name, (Year of Birth)	Principal Occupation(s) and	Trustee	John Hancock Funds
and Position with the Fund	Other Directorships During the Past Five Years	Since	Overseen

	TRUSTEES NOT STANDING FOR ELECTION TERM TO EXPIRE IN 2013
Deborah C. Jackson (1952) Independent Trustee	Chief Executive Officer, American Red Cross of Massachusetts Bay (since 2002); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002 – 2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (since 2007).	2008 (A – G)	47

Patti McGill Peterson(1) (1943) Independent Trustee and Chairperson	Chairperson (since December 2008); Principal, PMP Globalinc (consulting) (since 2007); Senior Associate, Institute for Higher Education Policy (since 2007); Executive Director, CIES (international education agency) (until 2007); Vice President, Institute of International Education (until 2007); Senior Fellow, Cornell University Institute of Public Affairs, Cornell University (1997 – 1998); Former President, Wells College, St. Lawrence University and the Association of Colleges and Universities of the State of New York. Director of the following: Niagara Mohawk Power Corporation (until 2003); Security Mutual Life (insurance) (until 1997); ONBANK (until 1993). Trustee of the following: Board of Visitors, The University of Wisconsin, Madison (since 2007); Ford Foundation, International Fellowships Program (until 2007); UNCF, International Development Partnerships (until 2005); Roth Endowment (since 2002); Council for International Educational Exchange (since 2003).	2002 (A – D) 2003 (E) 2004 (F) 2007 (G)	47

Steven R. Pruchansky(1) (1944) Independent Trustee and Vice Chairman	Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (since 2008); Managing Director, Jon James, LLC (real estate) (since 2000); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).	1994 (A) 1992 (B) 2002 (C – D) 2003 (E) 2004 (F) 2007 (G)	47

			Number of
Name, (Year of Birth)	Principal Occupation(s) and	Trustee	John Hancock Funds
and Position with the Fund	Other Directorships During the Past Five Years	Since	Overseen

Hugh McHaffie(2) (1959) Non-Independent Trustee	Executive Vice President, John Hancock Financial Services (since 2006, including prior positions); President of John Hancock Trust and John Hancock Funds II (since 2009); Trustee, John Hancock retail funds(3) (since 2010); Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2010); Senior Vice President, Individual Business Product Management, MetLife, Inc. (1999 – 2006).	2010 (A – G)	47

	TRUSTEES NOT STANDING FOR ELECTION TERM TO EXPIRE IN 2012

Charles L. Ladner (1938) Independent Trustee	Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (since 2008); Director, Philadelphia Archdiocesan Educational Fund (since 2009); Senior Vice President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice President and Director for AmeriGas, Inc. (retired 1998); Director of AmeriGas Partners, L.P. (gas distribution) (until 1997); Director, EnergyNorth, Inc. (until 1995); Director, Parks and History Association (Cooperating Association, National Park Service) (until 2005).	1994 (A) 1992 (B) 2002 (C – D) 2003 (E) 2004 (F) 2007 (G)	47

Stanley Martin (1947) Independent Trustee	Senior Vice President/Audit Executive, Federal Home Loan Mortgage Corporation (2004 – 2006); Executive Vice President/Consultant, HSBC Bank USA (2000 – 2003); Chief Financial Officer/Executive Vice President, Republic New York Corporation & Republic National Bank of New York (1998 – 2000); Partner, KPMG LLP (1971 – 1998).	2008 (A – G)	47

John A. Moore (1939) Independent Trustee	President and Chief Executive Officer, Institute for Evaluating Health Risks, (nonprofit institution) (until 2001); Senior Scientist, Sciences International (health research) (until 2003); Former Assistant Administrator & Deputy Administrator, Environmental Protection Agency; Principal, Hollyhouse (consulting) (since 2000); Director, CIIT Center for Health Science Research (nonprofit research) (until 2007).	2002 (A – D) 2003 (E) 2004 (F) 2007 (G)	47

			Number of
Name, (Year of Birth)	Principal Occupation(s) and	Trustee	John Hancock Funds
and Position with the Fund	Other Directorships During the Past Five Years	Since	Overseen

John G. Vrysen(2) (1955) Non-Independent Trustee	Senior Vice President, John Hancock Financial Services (since 2006); Director, Executive Vice President and Chief Operating Officer, John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2005); Chief Operating Officer, John Hancock Funds II and John Hancock Trust (since 2007); Chief Operating Officer, John Hancock retail funds(3) (until 2009); Trustee, John Hancock retail funds (since 2009).	2009 (A – G)	47

(1)	Effective January 1, 2011, Steven R. Pruchansky will succeed Patti McGill Peterson as the Chairperson of the Board.

(2)	Because Messrs. McHaffie and Vrysen are senior executives or directors with the adviser and its affiliates, each of them is considered an “interested person” (as defined in the 1940 Act) of the funds.

(3)	“John Hancock retail funds” is comprised of the series of John Hancock Funds III and 12 other investment companies, as well as nine closed-end funds (including Bank and Thrift, Premium Dividend, Preferred Income, Preferred Income II, Preferred Income III, Tax-Advantaged Dividend and Tax-Advantaged Global).

(A)	Bank and Thrift

(B)	Premium Dividend

(C)	Preferred Income

(D)	Preferred Income II

(E)	Preferred Income III

(F)	Tax-Advantaged Dividend

(G)	Tax-Advantaged Global

Additional Information About the Nominees and Trustees

In addition to the description of each nominee’s and Trustee’s Principal Occupation(s) and Other Directorships set forth above, the following provides further information about each nominee’s and Trustee’s specific experience, qualifications, attributes or skills. The information in this section should not be understood to mean that any of the nominees is an “expert” within the meaning of the federal securities laws.

Although the Board’s Nominating, Governance and Administration Committee has general criteria that guides its choice of candidates to serve on the Board (as discussed below under “Board Committees”), there are no specific required qualifications for Board membership. In considering nominees, although this Committee does not have a formal policy to consider diversity when identifying candidates for the position of Independent Trustee, as a matter of practice, this Committee considers the overall diversity of the Board with respect to backgrounds, professional experience, education, skill, and viewpoint. In addition, as part of its annual self-evaluation, the Board has an opportunity to consider the diversity of its members, including specifically whether the Board’s members have the right mix of characteristics, experiences and skills. The results of the self-evaluation are considered by the Nominating, Governance and Administration Committee in its decision-making process with respect to candidates for the position of Independent Trustee. The Board believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each nominee and trustee represent a diversity of experiences and a variety of complementary skills. Each nominee and Trustee has experience as a Trustee of each fund, as well as experience as a Trustee of other John Hancock funds. It is the Trustees’ belief that this allows the Board, as a whole, to oversee the business of each fund in a manner consistent with the best interests of the fund’s shareholders. When considering potential nominees to fill vacancies on the Board, and as part of its annual self-evaluation, the Board reviews the mix of skills and other relevant experiences of the Trustees.

James F. Carlin — As a senior officer of a scientific testing laboratory, insurance companies and management companies, Mr. Carlin has experience in the management of operating and finance companies. He also has experience as a board member of other entities.

William H. Cunningham — Mr. Cunningham has management and operational oversight experience as a former Chancellor and President of a major university. Mr. Cunningham has expertise in corporate governance as a Professor of business ethics. He also has oversight and corporate governance experience as a current and former director of a number of operating companies, including an insurance company.

Deborah C. Jackson — Ms. Jackson has management and operational oversight experience as the Chief Executive Officer of a major charitable organization. She also has oversight and corporate governance experience as a current and former director of various corporate organizations, including a bank, an insurance company and a regional stock exchange, and nonprofit entities.

Charles L. Ladner — Mr. Ladner has management and financial experience as a senior executive of a retirement services company and as a former senior executive of public utility companies, including service in the role of Chief Financial Officer. He also has oversight and corporate governance experience as a current and former director of various corporate and nonprofit entities.

Stanley Martin — As a certified public accountant and former partner in a major independent certified public accounting firm, Mr. Martin has accounting and executive experience. Mr. Martin also has experience as a former senior officer of a federal government-sponsored entity and of two major banks.

Hugh McHaffie — Through his positions as a senior executive of Manulife’s U.S. Wealth Management division, his prior position as a senior executive of MetLife, and membership in the Society of Actuaries and American Academy of Actuaries, Mr. McHaffie has experience in the development and management of registered investment companies, variable annuities and retirement products, enabling him to provide management input to the Board.

Patti McGill Peterson — Ms. McGill Peterson has planning and management advisory experience as principal of a consulting firm. She also has management and operational oversight experience as a former college and university President. She also has oversight and corporate governance experience as a current and former director of various corporate organizations, including a bank and an insurance company, and nonprofit entities. Ms. McGill Peterson, an Independent Trustee, serves as the Board’s Chairperson.

John A. Moore — Dr. Moore has management and operational oversight experience from his current and former positions as a senior executive of scientific research organizations and as a senior administrator of the Environmental Protection Agency. He also has oversight and corporate governance experience as a director of a scientific research organization.

Steven R. Pruchansky — Mr. Pruchansky has entrepreneurial, executive and financial experience as a chief executive officer of an operating services company and a current and former director of real estate and banking companies.

Gregory A. Russo — As a certified public accountant and former partner in a major independent registered public accounting firm, Mr. Russo has accounting and executive experience.

John G. Vrysen — Through his positions as Director, Executive Vice President and Chief Operating Officer of the adviser, position as a senior executive of MFC, the adviser’s parent company, positions with other affiliates of the adviser, and current and former memberships in the Society of Actuaries, Canadian Institute of Actuaries and American Academy of Actuaries, Mr. Vrysen has experience in the development and management of registered investment companies, variable annuities and retirement products, enabling him to provide management input to the Board.

Duties of Trustees; Board Meetings and Board Committees

Each fund is organized as a Massachusetts business trust. Under the funds’ Declarations of Trust, the Trustees are responsible for managing the affairs of the funds, including the appointment of advisers and subadvisers. Each Trustee has the experience, skills, attributes or qualifications described above (see “Principal Occupation(s) and Other Directorships” and “Additional Information About the Nominees and Trustees” above). The Board appoints officers who assist in managing the day-to-day affairs of the funds. With respect to Preferred Income, Preferred Income II and Preferred Income III, each Board met six times during the fiscal year ended July 31, 2010. With respect to Bank and Thrift and Tax-Advantaged Global, each Board met six times during the fiscal year ended October 31, 2010. With respect to Premium Dividend and Tax-Advantaged Dividend, each Board met seven times during the fiscal year ended October 31, 2010. With respect to each fund, no Trustee attended fewer than 75% of the aggregate of: (1) the total number of Board meetings; and (2) the total number of meetings held by all committees on which he or she served. The funds hold joint meetings of the Trustees and all committees.

The Board has appointed an Independent Trustee as Chairperson. The Chairperson presides at meetings of the Trustees and may call meetings of the Board and any Board committee whenever she deems it necessary. The Chairperson participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also acts as a liaison with the funds’ management, officers, attorneys, and other Trustees generally between meetings. The Chairperson may perform such other functions as may be requested by the Board from time to time. The Board has also designated a Vice Chairperson to serve in the absence of the Chairperson, who also serves as Chairman of the Board’s Nominating, Governance and Administration Committee. Except for any duties specified pursuant to each Trust’s Declaration of Trust or By-laws, or as assigned by the Board, the designation of a Trustee as Chairperson or Vice Chairperson does not impose on that Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other Trustee, generally. The Board has designated a number of standing committees as further described below, each of which has a Chairman. The Board also designates working groups or ad hoc committees as it deems appropriate.

The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board considers leadership by an Independent Trustee as Chairperson to be integral to promoting effective independent oversight of the funds’ operations and meaningful representation of the shareholders’ interests, given the amount of assets that these funds represent. The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the funds’ shareholders. Nevertheless, the Board also believes that having interested persons serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, helpful elements in its decision-making process. In addition, the Board believes that Mr. McHaffie and Mr. Vrysen, each of whom is a senior executive of the adviser, Manulife Financial (the adviser’s parent company), and of other affiliates of the adviser, provide the Board with the adviser’s perspective in managing and sponsoring the funds. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of each fund.

Board Committees

Each Board has five standing committees: the Audit Committee; the Compliance Committee; the Nominating, Governance and Administration Committee; Investment Performance Committee A and the Contracts/Operations Committee.

The current membership of each committee is set forth below. As Chairperson of the Board, Ms. McGill Peterson is considered an ex officio member of each committee and, therefore, is able to attend and participate in any committee meeting, as appropriate.

Nominating,
		Governance and	Investment
Audit	Compliance	Administration	Performance A	Contracts/Operations

Ms. Jackson Mr. Martin Mr. Pruchansky	Mr. Carlin Mr. Russo	All Independent Trustees	Ms. Jackson Mr. Ladner Mr. Martin Mr. Pruchansky Mr. Vrysen	Mr. Cunningham Mr. Ladner Dr. Moore

Audit Committee. All of the members of this Committee are independent, and each member is financially literate with at least one having accounting or financial management expertise. The Board has adopted a written charter for the Committee. This Committee recommends to the full Board independent registered public accounting firms for each fund, oversees the work of the independent registered public accounting firm in connection with each fund’s audit, communicates with the independent registered public accounting firm on a regular basis and provides a forum for the independent registered public accounting firm to report and discuss any matters it deems appropriate at any time. Mr. Martin serves as Chairman of this Committee. The Audit Committee held six meetings during the fiscal year ended October 31, 2010 and six meetings during the fiscal year ended July 31, 2010. The written charter of the Audit Committee is included as Attachment 1 to this proxy statement. The Audit Committee reports that it has: (1) reviewed and discussed each fund’s audited financial statements with management; (2) discussed with the independent registered public accounting firm the matters required to be discussed pursuant to the Auditing Standards No. 61, as amended; (3) received written disclosures and a letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding communications concerning independence and discussed with the independent registered public accounting firm the firm’s independence; and (4) based on these discussions, recommended to the Board that each fund’s financial statements be included in each fund’s annual report for the last fiscal year. The written report of the Audit Committee immediately follows the Audit Committee Charter, which is included as Attachment 1 to this proxy statement.

Compliance Committee. The primary role of this Committee is to oversee the activities of the each fund’s Chief Compliance Officer; the implementation and enforcement of each fund’s compliance policies and procedures; and compliance with each fund’s and the Independent Trustees’ Codes of Ethics. Mr. Russo serves as Chairman of this Committee. This Committee held four meetings during the fiscal year ended October 31, 2010 and four meetings during the fiscal year ended July 31, 2010.

Nominating, Governance and Administration Committee. This Committee is comprised of all of the Independent Trustees. This Committee periodically reviews the Board’s committee structure, conducts an annual self-assessment, and makes the final selection and nomination of candidates to serve as Independent Trustees. The Interested Trustees and the officers of the funds are nominated and selected by the Board. Mr. Pruchansky serves as Chairman of this Committee. This Committee held two meetings during the fiscal year ended October 31, 2010 and two meetings during the fiscal year ended July 31, 2010. The written charter for the Nominating, Governance and Administration Committee is included as Attachment 2 to this proxy statement.

In reviewing a potential nominee and in evaluating the renomination of current Independent Trustees, this Committee will generally apply the following criteria: (i) the nominee’s reputation for integrity, honesty and adherence to high ethical standards; (ii) the nominee’s business acumen, experience and ability to exercise sound judgments; (iii) a commitment to understand the funds and the responsibilities of a trustee of an investment company; (iv) a commitment to regularly attend and participate in meetings of the Board and its committees; (v) the ability to understand potential conflicts of interest involving management of the funds and to act in the interests of all shareholders; and (vi) the absence of a real or apparent conflict of interest that would impair the nominee’s ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee. This Committee does not necessarily place the same emphasis on each criteria and each nominee may not have each of these qualities.

As long as an existing Independent Trustee continues, in the opinion of this Committee, to satisfy these criteria, each fund anticipates that the Committee would favor the renomination of an existing Independent

Trustee rather than a new candidate. Consequently, while this Committee will consider nominees recommended by shareholders to serve as Independent Trustees, the Committee may only act upon such recommendations if there is a vacancy on the Board or a committee determines that the selection of a new or additional Independent Trustee is in the best interests of a fund. In the event that a vacancy arises or a change in Board membership is determined to be advisable, this Committee will, in addition to any shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of this Committee. This Committee may retain a consultant to assist it in a search for a qualified candidate, and did so in 2008. The Committee has adopted Procedures for the Selection of Independent Trustees.

Any shareholder recommendation for Independent Trustee must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, to be considered by this Committee. In evaluating a nominee recommended by a shareholder, this Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder’s candidate among the slate of nominees, the candidate’s name will be placed on a fund’s proxy card. If this Committee or the Board determines not to include such candidate among the Board’s designated nominees and the shareholder has satisfied the requirements of Rule 14a-8, the shareholder’s candidate will be treated as a nominee of the shareholder who originally nominated the candidate. In that case, the candidate will not be named on the proxy card distributed with a fund’s proxy statement.

Shareholders may communicate with the Trustees as a group or individually. Any such communication should be sent to the Board or an individual Trustee c/o the Secretary of the funds at the following address: 601 Congress Street, Boston, Massachusetts 02210. The Secretary may determine not to forward any letter to Trustees that does not relate to the business of a fund.

Investment Performance Committee A. This Committee monitors and analyzes the performance of the funds generally, consults with the adviser as necessary if a fund requires special attention, and reviews peer groups and other comparative standards as necessary. Mr. Ladner serves as Chairman of Investment Performance Committee A. This Committee held five meetings during the fiscal year ended October 31, 2010 and four meetings during the fiscal year ended July 31, 2010.

Contracts/Operations Committee. This Committee oversees the initiation, operation, and renewal of the various contracts between the funds and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer agency agreements and arrangements with other service providers. Dr. Moore serves as Chairman of this Committee. This Committee held four meetings during the fiscal year ended October 31, 2010 and four meetings during the fiscal year ended July 31, 2010.

Annually, the Board evaluates its performance and that of its Committees, including the effectiveness of the Board’s Committee structure.

Risk Oversight

As registered investment companies, the funds are subject to a variety of risks, including investment risks, financial risks, compliance risks, and operational risks. As part of its overall activities, the Board oversees the management of the funds’ risk management structure by various departments of the adviser, including: Investment Management Services Group (which oversees the funds’ subadvisers and investment management operations) (“IMS”), Fund Administration, Legal, the Product Group (which oversees new product development and marketplace positioning), and Internal Audit; as well as by the funds’ Chief Compliance Officer (“CCO”). The responsibility to manage the funds’ risk management structure on a day-to-day basis is subsumed within the adviser’s overall investment management responsibilities. The adviser has its own, independent interest in risk management. The adviser’s risk management program is part of the overall risk management program of Manulife Financial, the adviser’s parent company.

The Board recognizes that it is not possible to identify all of the risks that may affect the funds or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board discharges risk oversight as part of its overall activities, with the assistance of its Investment Performance, Audit, Compliance, and Contracts/Operations Committees. In addressing issues regarding each fund’s risk management between meetings, appropriate representatives of the adviser communicate with the Chairperson of the Board, the relevant Committee Chair or the fund’s CCO, who is directly accountable to the Board. As appropriate, the Chairperson of the Board and the Committee Chairs confer among themselves, with the fund’s CCO, the adviser, other service providers, external fund counsel, and counsel to the Independent Trustees, to identify and review risk management issues that may be placed on the full Board’s agenda and/or that of an appropriate Committee for review and discussion with management.

The Audit Committee assists the Board in reviewing with the independent auditors, at various times throughout the year, matters relating to financial reporting matters. In addition, this Committee oversees the process of each fund’s valuation of its portfolio securities, with day-to-day responsibility for valuation determinations having been delegated to the funds’ Pricing Committee (comprised of officers of the funds).

Investment Performance Committee A assists the Board in overseeing the significant investment policies of each fund. The adviser monitors these policies and may recommend changes to this Committee in response to subadviser requests or other circumstances. On a quarterly basis, this Committee reviews reports from IMS and the Product Group regarding each fund’s investment performance, which include information about investment risks and how they are managed.

The Compliance Committee assists the Board in overseeing the activities of the funds’ CCO with respect to the compliance programs of each fund, the adviser, the subadviser, and certain of the funds’ other service providers. This Committee and the Board receive and consider the CCO’s annual written report, which, among other things, summarizes material compliance issues that arose during the previous year and any remedial action taken to address these issues, as well as any material changes to the compliance programs. This Committee and the Board also receive and consider reports from the funds’ CCO throughout the year. As part of its oversight responsibilities, the Board has approved various compliance policies and procedures.

The Contracts/Operations Committee assists the Board in overseeing the adviser’s management of each fund’s operational risks, particularly as it regards vendor management and the quality of services provided by various service providers. This Committee periodically reviews reports from Fund Administration on these issues and discusses its findings with the Board. Among other things, in its annual review of each fund’s advisory and subadvisory agreements, this Committee and the Board receive and review information provided by the adviser and the subadviser relating to their operational capabilities, financial condition and resources.

Each of the above Board Committees meets at least quarterly. Each Committee presents reports to the Board, which may prompt further discussion of issues concerning the oversight of the funds’ risk management. The Board also may discuss particular risks that are not addressed in the Committee process.

The Board also has a Nominating, Governance and Administration Committee that, among other matters, periodically reviews the Board’s committee structure and the charters of the Board’s committees, and recommends to the Board such changes as it deems appropriate. This Committee also coordinates and administers an annual self-evaluation of the Board that includes a review of its effectiveness in overseeing the number of funds in the fund complex and the effectiveness of its committee structure. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Finally, John Hancock’s Chief Risk Officer supports the adviser’s risk management program, and may report to the Board periodically on risk management. John Hancock’s Chief Risk Officer reports directly to the President of John Hancock and, indirectly, to the Chief Risk Officer of Manulife Financial Corporation, John Hancock’s parent company.

Executive Officers

The following table presents information regarding the current principal officers of the funds who are neither current Trustees nor Nominees. The address of each officer is 601 Congress Street, Boston, Massachusetts 02210.

Year
Name, (Year of Birth)	Commenced
and Position with the Fund	Service	Principal Occupation(s) during Past Five Years

Keith F. Hartstein (1956) President and Chief Executive Officer	2005 (A – F) 2007 (G)	Senior Vice President, John Hancock Financial Services (since 2004); Director, President and Chief Executive Officer, John Hancock Advisers, LLC and John Hancock Funds, LLC (since 2005); Director, MFC Global Investment Management (U.S.), LLC (since 2005); Director, John Hancock Investment Management Services, LLC (since 2006); President and Chief Executive Officer, John Hancock retail funds (since 2005); Member, Investment Company Institute Sales Force Marketing Committee (since 2003).

Thomas M. Kinzler (1955) Secretary and Chief Legal Officer	2006 (A – F) 2007 (G)	Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel, John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds, John Hancock Funds II and John Hancock Trust (since 2006); Vice President and Associate General Counsel, Massachusetts Mutual Life Insurance Company (1999 – 2006); Secretary and Chief Legal Counsel, MML Series Investment Fund (2000 – 2006); Secretary and Chief Legal Counsel, MassMutual Select Funds and MassMutual Premier Funds (2004 – 2006).

Francis V. Knox, Jr. (1947) Chief Compliance Officer	2005 (A – F) 2007 (G)	Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Funds II, John Hancock Trust, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief Compliance Officer, MFC Global Investment Management (U.S.), LLC (2005 – 2008).

Andrew G. Arnott (1971) Chief Operating Officer and Senior Vice President	2009 (A – G)	Senior Vice President, John Hancock Financial Services (since 2009); Executive Vice President, John Hancock Advisers, LLC (since 2005); Executive Vice President, John Hancock Investment Management Services, LLC (since 2006); Executive Vice President, John Hancock Funds, LLC (since 2004); Chief Operating Officer, John Hancock retail funds (since 2009); Senior Vice President, John Hancock retail funds (since 2010); Vice President, John Hancock Funds II and John Hancock Trust (since 2006); Senior Vice President, Product Management and Development, John Hancock Funds, LLC (until 2009).

Charles A. Rizzo (1957) Chief Financial Officer	2007 (A – G)	Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds, John Hancock Funds II and John Hancock Trust (since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (2005 – 2007); Vice President, Goldman Sachs (2005 – 2007); Managing Director and Treasurer, Scudder Funds, Deutsche Asset Management (2003 – 2005).

Year
Name, (Year of Birth)	Commenced
and Position with the Fund	Service	Principal Occupation(s) during Past Five Years

Salvatore Schiavone (1965) Treasurer	2009 (A – G)	Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds (since 2010); Treasurer, John Hancock Closed-End Funds (since 2010); Assistant Treasurer, John Hancock Funds II and John Hancock Trust (since 2010); Assistant Treasurer, John Hancock retail funds, John Hancock Funds II and John Hancock Trust (2007-2009); Assistant Treasurer, Fidelity Group of Funds (2005 – 2007); Vice President, Fidelity Management Research Company (2005 – 2007); Assistant Treasurer, Scudder Group of Funds (2003 – 2005); Director, Deutsche Asset Management (2003 – 2005).

(A)	Bank and Thrift

(B)	Premium Dividend

(C)	Preferred Income

(D)	Preferred Income II

(E)	Preferred Income III

(F)	Tax-Advantaged Dividend

(G)	Tax-Advantaged Global

“John Hancock retail funds” is comprised of the series of John Hancock Funds III and 12 other investment companies, as well as nine closed-end funds (including Bank and Thrift, Premium Dividend, Preferred Income, Preferred Income II, Preferred Income III, Tax-Advantaged Dividend and Tax-Advantaged Global).

Trustee Ownership

The following table shows the dollar range of each Trustee’s ownership of equity securities of the funds as well as holdings of shares of equity securities of all John Hancock funds overseen by the Trustee.

Trustee Holdings(1)

	Bank	Amount	Preferred	Amount	Preferred	Amount	Preferred	Amount
Name of Trustee	and Thrift	of Shares	Income	of Shares	Income II	of Shares	Income III	of Shares

Independent Trustees
James F. Carlin	$1 – $10,000	350	$1 – $10,000	200	$1 – $10,000	200	$10,001 – $50,000	1,000
William H. Cunningham	$1 – $10,000	145	$1 – $10,000	215	$1 – $10,000	205	$1 – $10,000	230
Deborah C. Jackson	$1 – $10,000	325	$1 – $10,000	472	$1 – $10,000	240	$1 – $10,000	285
Charles L. Ladner	$1 – $10,000	192	$1 – $10,000	172	$1 – $10,000	172	$1 – $10,000	200
Stanley Martin	$1 – $10,000	225	$1 – $10,000	250	$1 – $10,000	250	$1 – $10,000	300
Patti McGill Peterson	$1 – $10,000	591	$1 – $10,000	175	$10,001 – $50,000	1,200	$10,001 – $50,000	1,200
John A. Moore	$1 – $10,000	500	$10,001 – $50,000	800	$1 – $10,000	500	$1 – $10,000	50
Steven R. Pruchansky	$1 – $10,000	330	$1 – $10,000	250	$1 – $10,000	260	$1 – $10,000	275
Gregory A. Russo	$1 – $10,000	316	$1 – $10,000	397	$1 – $10,000	403	$1 – $10,000	477
Non-Independent Trustees
Hugh McHaffie	$10,001 – $50,000	700	$10,001 – $50,000	600	$10,001 – $50,000	600	$10,001 – $50,000	700
John G. Vrysen	$10,001 – $50,000	1,500	$10,001 – $50,000	700	$10,001 – $50,000	650	$10,001 – $50,000	800

			Tax-		Tax-
	Premium	Amount	Advantaged	Amount	Advantaged	Amount	All John Hancock
Name of Trustee	Dividend	of Shares	Dividend	of Shares	Global	of Shares	Funds Overseen

Independent Trustees
James F. Carlin	$50,001 – $100,000	7,862	$10,001 – $50,000	1,050	$1 – $10,000	500	Over $	100,000
William H. Cunningham	$1 – $10,000	365	$1 – $10,000	240	$1 – $10,000	235	Over $	100,000
Deborah C. Jackson	$1 – $10,000	425	$1 – $10,000	310	$10,001 – $50,000	850		$50,001 – $100,000
Charles L. Ladner	$10,001 – $50,000	1,302	$1 – $10,000	270	$10,001 – $50,000	2,421	Over $	100,000
Stanley Martin	$1 – $10,000	500	$1 – $10,000	300	$1 – $10,000	300	Over $	100,000
Patti McGill Peterson	$1 – $10,000	485	$1 – $10,000	241	$1 – $10,000	300	Over $	100,000
John A. Moore	$1 – $10,000	500	$1 – $10,000	500	$1 – $10,000	500	Over $	100,000
Steven R. Pruchansky	$1 – $10,000	500	$1 – $10,000	402	$1 – $10,000	442	Over $	100,000
Gregory A. Russo	$1 – $10,000	768	$1 – $10,000	506	$1 – $10,000	506		$50,001 – $100,000
Non-Independent Trustees
Hugh McHaffie	$10,001 – $50,000	1,000	$10,001 – $50,000	800	$10,001 – $50,000	900	Over $	100,000
John G. Vrysen	$10,001 – $50,000	1,100	$10,001 – $50,000	900	$10,001 – $50,000	1,000	Over $	100,000

(1)	Trustee ownership is provided as of October 31, 2010, except that Trustee ownership for Mr. McHaffie is provided as of November 4, 2010. The amounts reflect the aggregate dollar range of equity securities beneficially owned by the Trustees in the funds and in all John Hancock funds overseen by each Trustee. For each Trustee, the amounts reflected include share equivalents of certain John Hancock funds in which the Trustee is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Trustees, as more fully described under “Remuneration of Trustees and Officers.” The information as to beneficial ownership is based on statements furnished to the funds by the Trustees. Each of the Trustees has all voting and investment powers with respect to the shares indicated. None of the Trustees beneficially owned individually, and the Trustees and executive officers of the funds as a group did not beneficially own, in excess of one percent of the outstanding shares of any fund.

Compliance with Section 16(a) Reporting Requirements

Section 16(a) of the Exchange Act requires a fund’s executive officers, Trustees and persons who own more than 10% of a fund’s shares (the “10% Shareholders”) to file reports of ownership and changes in ownership with the SEC. Executive officers, Trustees and 10% Shareholders are also required by SEC regulations to furnish each fund with copies of all Section 16(a) forms they file. Based solely on a review of the copies of these reports furnished to the funds and representations that no other reports were required to be filed, each fund believes that, during the past fiscal year, its executive officers, Trustees and 10% Shareholders complied with all applicable Section 16(a) filing requirements, except that Mr. Vrysen did not timely file one Form 4 relating to a sale of common stock of Bank and Thrift due to an administrative error.

Remuneration of Trustees and Officers

The following table provides information regarding the compensation earned by the Independent Trustees from the funds and the other investment companies in the John Hancock Fund Complex for their services for the 12 months ended October 31, 2010. The Non-Independent Trustees, and each of the officers of the funds who are interested persons of the adviser, are compensated by the adviser and/or its affiliates and receive no compensation from the funds for their services.

Aggregate Compensation

								Total
								Compensation
								All Funds
								in the John
						Tax-	Tax-	Hancock
	Bank and	Preferred	Preferred	Preferred	Premium	Advantaged	Advantaged	Fund
Name of Trustee	Thrift	Income	Income II	Income III	Dividend	Dividend	Global	Complex(1)

James F. Carlin	$4,663	$4,860	$4,819	$4,868	$4,887	$4,892	$4,550	$181,500
William H. Cunningham(2)	$4,500	$4,643	$4,643	$4,643	$4,643	$4,642	$4,500	$200,000
Deborah C. Jackson	$5,054	$5,561	$5,389	$23,147	$23,005	$24,367	$4,675	$239,500
Charles L. Ladner(2)	$5,266	$5,414	$5,410	$5,415	$5,417	$5,418	$5,255	$202,500
Stanley Martin(2)	$5,657	$6,116	$5,980	$23,694	$23,534	$24,893	$5,379	$260,500	(3)
Patti McGill Peterson(2)	$6,000	$6,143	$6,143	$6,143	$6,143	$6,142	$6,000	$246,500	(4)
John A. Moore(2)	$5,500	$5,643	$5,643	$5,643	$5,643	$5,642	$5,500	$210,000
Steven R. Pruchansky(2)	$5,857	$6,316	$6,180	$6,344	$6,184	$6,193	$5,579	$216,500
Gregory Russo	$5,250	$5,393	$5,393	$26,193	$26,193	$27,792	$5,250	$265,500

(1)	All of the Independent Trustees are Trustees of 47 funds in the John Hancock Fund Complex.

(2)	As of October 31, 2010, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Fund Complex for Mr. Cunningham was $242,025; Mr. Ladner was $85,115; Mr. Martin was $51,000; Ms. McGill Peterson was $265,033; Dr. Moore was $335,382; and Mr. Pruchansky was $398,652 under the John Hancock Deferred Compensation Plan for Independent Trustees (the “Plan”). Under the Plan, an Independent Trustee may elect to have his or her deferred fees invested by a fund in shares of one or more funds in the John Hancock Fund Complex and the amount paid to the Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees’ fees does not obligate any fund to retain the services of any Trustee or obligate a fund to pay any particular level of compensation to the Trustee.

(3)	Includes $51,000 of deferred compensation.

(4)	Includes $6,000 of deferred compensation.

Material Relationships of the Independent Trustees

As of October 31, 2010, none of the Independent Trustees, nor any immediate family member, owned shares of the adviser or a principal underwriter of the funds, nor does any such person own shares of a company controlling, controlled by or under common control with the adviser or a principal underwriter of the funds.

There have been no transactions by the funds since the beginning of the funds’ last two fiscal years, nor are there any transactions currently proposed in which the amount exceeds $120,000, and in which any Independent Trustee or any immediate family member has or will have a direct or indirect material interest, nor have any of the foregoing persons been indebted to the funds in an amount in excess of $120,000 at any time since that date.

No Independent Trustee, nor any immediate family member, has had in the past five years, any direct or indirect interest, the value of which exceeds $120,000, in the adviser, a principal underwriter of the funds or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the adviser or principal underwriter of the funds. Moreover, no Independent Trustee or immediate family member has, or has had in the last two fiscal years of the funds, any direct or indirect relationships or material interest in any transaction or in any currently proposed transaction, in which the amount involved exceeds $120,000, in which the following persons were or are a party: the funds, an officer of the funds, any investment company sharing the same investment adviser or principal underwriter as the funds or any officer of such a company, any investment adviser or principal underwriter of the funds or any officer of such a party, any person directly or indirectly controlling, controlled by or under common control with the investment adviser or principal underwriter of the funds, or any officer of such a person.

Within the last two completed fiscal years of the funds, no officer of any investment adviser or principal underwriter of the funds or of any person directly or indirectly controlling, controlled by or under common control with, the investment adviser or principal underwriter of the funds, has served as a director on a board of a company where any of the Independent Trustees or nominees of the funds, or immediate family members of such persons, has served as an officer.

Legal Proceedings

There have been no legal proceedings that are material to an evaluation of the ability or integrity of any Trustee or executive officer of the funds within the past ten years.

In May 2010, Preferred Income III received a demand letter from a law firm on behalf of a purported holder of common shares of the fund, alleging that the adviser and certain of the fund’s current and former executive officers and Trustees breached their fiduciary duties relating to the redemption of the auction preferred shares (“APS”). On August 24, 2010, a shareholder derivative complaint was filed in the Superior Court of The Commonwealth of Massachusetts, Suffolk County, by the same law firm on behalf of the purported shareholder against the adviser, the adviser’s parent company, Manulife Financial Corporation, and certain of the interested Trustees, executive officers and portfolio managers of the fund. On August 30, 2010, a substantially similar derivative complaint was filed in the Superior Court of The Commonwealth of Massachusetts, Suffolk County, on behalf of a purported shareholder of Tax-Advantaged Dividend against the adviser, the adviser’s parent company, Manulife Financial Corporation, and certain of the interested Trustees, executive officers and portfolio managers of the fund. The complaints allege, among other things, that the named defendants breached their fiduciary duties to the funds and their common shareholders by redeeming APS at their liquidation preference and that such redemptions caused losses to the funds and their common shareholders. The complaints seek awards of unspecified monetary damages for the alleged losses and certain other relief. In July 2010, Premium Dividend received a substantially similar demand letter from the same law firm that filed the complaints with respect to Preferred Income III and Tax-Advantaged Dividend, but no complaint has been filed with respect to that fund as of November 19, 2010.

In response to the demand letters, the Boards of Trustees established a Special Committee (the “Committee”) consisting of independent Trustees to investigate the demands with the assistance of independent counsel. Based upon its investigation, the Committee recommended that the Boards of Trustees reject the demands made in the demand letters. After reviewing the findings of the Committee, at a meeting of the Boards of Trustees, all of the independent Trustees determined that the maintenance of the derivative proceedings is not in the best interests of the funds and voted to reject the demands.

A motion to dismiss the complaints will be filed in due course.

Independent Registered Public Accounting Firm

The Trustees of each fund, including a majority of each fund’s Independent Trustees, have selected PricewaterhouseCoopers LLP (“PwC”), 125 High Street, Boston, Massachusetts 02110, to act as independent registered public accounting firm for each fund for the last two fiscal years. Each fund’s fiscal year end is detailed in the following table.

Fund	Fiscal Year End

Bank and Thrift	October 31
Preferred Income	July 31
Preferred Income II	July 31
Preferred Income III	July 31
Premium Dividend	October 31
Tax-Advantaged Global	October 31
Tax-Advantaged Dividend	October 31 (prior to October 31, 2009, this fund’s fiscal year end had been December 31)

Representatives of PwC are not expected to be present at the meeting but have been given the opportunity to make a statement, if they so desire, and will be available should any matter arise requiring their participation.

The following tables set forth the aggregate fees billed by PwC for each fund’s two most recently completed fiscal years for professional services rendered for: (i) the audit of the fund’s annual financial statements and the review of financial statements included in the fund’s reports to stockholders, (ii) assurance and related services that are reasonably related to the audit of the fund’s financial statements, (iii) tax compliance, tax advice or tax planning and (iv) all services other than (i), (ii) and (iii).

Fees Paid to PwC for the Last Two Fiscal Years Ended July 31, 2009 and 2010

	Audit Fees		Audit-Related Fees		Tax Fees		All Other Fees

Fund	2009	2010	2009	2010	2009	2010	2009	2010

Preferred Income	$42,487	$37,085	$7,143	$0	$3,258	$3,356	$0	$75
Preferred Income II	$42,487	$37,085	$7,143	$0	$3,258	$3,356	$0	$75
Preferred Income III	$42,487	$37,085	$7,643	$0	$3,258	$3,356	$0	$75

Fees Paid to PwC for the Last Two Fiscal Years Ended October 31, 2009 and 2010

	Audit Fees		Audit-Related Fees		Tax Fees		All Other Fees

Fund	2009	2010	2009	2010	2009	2010	2009	2010

Bank and Thrift	$30,978	$27,349	$0	$0	$2,717	$2,798	$55	$20
Premium Dividend	$39,932	$36,468	$0	$0	$2,202	$2,268	$55	$20
Tax-Advantaged Global	$39,019	$34,508	$0	$0	$3,135	$3,229	$55	$20

Fees Paid to PwC for the Fiscal Year Ended December 31, 2008,
the Fiscal Period Ended October 31, 2009 and
the Fiscal Year Ended October 31, 2010

	Audit Fees			Audit-Related Fees			Tax Fees			All Other Fees

Fund	12/31/08	10/31/09	10/31/10	12/31/08	10/31/09	10/31/10	12/31/08	10/31/09	10/31/10	12/31/08	10/31/09	10/31/10

Tax-Advantaged Dividend	$39,593	$35,692	$33,162	$15,788	$0	$0	$3,700	$2,926	$3,014	$0	$55	$20

Each fund’s Audit Committee has adopted procedures to pre-approve audit and non-audit services for the funds and the adviser and any entity controlling, controlled by or under common control with, the adviser (the “Adviser Affiliates”). These procedures identify certain types of audit and non-audit services that are anticipated to be provided by PwC during a calendar year and, provided the services are within the scope and value standards set forth in the procedures, pre-approve those engagements. The scope and value criteria are reviewed annually. These procedures require both audit and non-audit services to be approved by the Audit Committee prior to engaging PwC.

In recommending PwC as the funds’ independent registered public accounting firm, the Audit Committee has considered the compensation provided to PwC for audit and non-audit services to the adviser and the Adviser Affiliates, and has determined that such compensation is not incompatible with maintaining PwC’s independence.

With respect to Preferred Income, the aggregate amount of non-audit fees paid by the fund were $3,258 and $3,431 for the fiscal years ended July 31, 2009 and July 31, 2010, respectively. With respect to Preferred Income II, the aggregate amount of non-audit fees paid by the fund were $3,258 and $3,431 for the fiscal years ended July 31, 2009 and July 31, 2010, respectively. With respect to Preferred Income III, the aggregate amount of non-audit fees paid by the fund were $3,258 and $3,431 for the fiscal years ended July 31, 2009 and July 31, 2010, respectively. With respect to Bank and Thrift, the aggregate amount of non-audit fees paid by the fund were $2,772 and $2,818 for the fiscal years ended October 31, 2009 and October 31, 2010, respectively. With respect to Premium Dividend, the aggregate amount of non-audit fees paid by the fund were $2,257 and $2,288 for the fiscal years ended October 31, 2009 and October 31, 2010, respectively. With respect to Tax-Advantaged Dividend, the aggregate amount of non-audit fees paid by the fund were $2,981 and $3,034 for the fiscal years ended October 31, 2009 and October 31, 2010, respectively. With respect to Tax-Advantaged Global, the aggregate amount of non-audit fees paid by the fund were $3,190 and $3,249 for the fiscal years ended October 31, 2009 and October 31, 2010, respectively. All such non-audit services were pre-approved in accordance with the funds’ policy. The aggregate amount of non-audit fees paid by the adviser and Adviser Affiliates that provide services to the funds were $9,666,806 and $4,966,993 for the fiscal years ended July 31, 2009 and July 31, 2010, respectively, and $8,197,653 and $3,063,789 for the fiscal years ended October 31, 2009 and October 31, 2010, respectively.

MISCELLANEOUS

Voting; Quorum; Adjournment

The following votes are required to approve the proposal:

Proposal	Vote Required

Election of Trustees	A plurality of all votes cast, assuming a quorum exists.* A “plurality” means that the three nominees up for election receiving the greatest number of votes will be elected as Trustees, regardless of the number of votes cast.

*	In order for a “quorum” to exist, a majority of the shares outstanding and entitled to vote must be present at the meeting, either in person or by proxy, determined in accordance with the table below.

The proposal described in this proxy statement is considered a routine matter on which brokers holding shares in “street name” may vote without instruction, under the rules of the New York Stock Exchange, on which the funds’ shares are listed.

The following table summarizes how the quorum and voting requirements are determined.

Shares	Quorum	Voting

In General	All shares “present” in person or by proxy are counted in determining whether a quorum exists.	Shares present in person will be voted in person by the shareholder at the meeting. Shares present by proxy will be voted by the proxyholder in accordance with instructions specified in the proxy.

Broker Non-Vote	Considered “present” at meeting.	Not voted. Same effect as a vote “against” the proposal.

Proxy with No Voting Instruction	Considered “present” for determining whether a quorum exists.	Will be voted “for” the proposal by the proxy holder.

Vote to Abstain	Considered “present” for determining whether a quorum exists.	Same effect as a vote “against” the proposal.

If a quorum is not present, the persons named as proxies may vote their proxies to adjourn the meeting to a later date. If a quorum is present, but there are insufficient votes to approve the proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation. Shareholder action may be taken on the proposal prior to such adjournment. Any adjournment will require the affirmative vote of a majority of those shares present at the Annual Meeting in person or by proxy.

Expenses and Methods of Solicitation

The costs of the meeting, other than the solicitation of proxies, will be allocated on a pro rata basis based on each fund’s assets. The costs for the solicitation of proxies will be borne equally by each fund, as detailed below. Persons holding shares as nominees will be reimbursed by the relevant fund, upon request, for their reasonable expenses in sending soliciting material to the principals of the accounts. In addition to the solicitation of proxies by mail, Trustees, officers and employees of the funds or of the adviser may solicit proxies in person, by e-mail or by telephone. John Hancock Advisers, LLC, 601 Congress Street, Boston, Massachusetts 02210, serves as each fund’s investment adviser and administrator. Mellon Investor Services LLC has been retained to assist in the solicitation of proxies at a cost of approximately $2,000 per fund plus reasonable expenses (including the cost of maintaining an Internet Web site where the proxy materials are available).

Telephone Voting

In addition to soliciting proxies by mail, by fax or in person, the funds may also arrange to have votes recorded by telephone by officers and employees of the funds or by the personnel of the adviser, the transfer agent or solicitor. The telephone voting procedure is designed to verify a shareholder’s identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder’s instructions and to confirm that the voting instructions have been properly recorded.

•	A shareholder will be called on a recorded line at the telephone number in a fund’s account records and will be asked to provide certain identifying information.

•	The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder’s instructions.

Alternatively, a shareholder may call the funds’ Voice Response Unit to vote:

•	Read the proxy statement and have your proxy card at hand.

•	Call the toll-free-number located on your proxy card.

•	Follow recorded instructions.

With both methods of telephone voting, to ensure that the shareholder’s instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions.

If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.

Internet Voting

You will also have the opportunity to submit your voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect your right to vote in person if you decide to attend the meeting. Do not mail the proxy card if you are voting via the Internet. To vote via the Internet, you will need the information on your proxy card. These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been recorded properly. If you are voting via the Internet you should understand that there may be costs associated with electronic access (which you must bear), such as usage charges from Internet access providers and telephone companies.

To vote via the Internet:

•	Read the proxy statement and have your card on hand.

•	Go to the Web site listed on the card.

•	Follow the directions on the Web site. Please call 1-800-852-0218 if you have any problems.

•	To ensure that your instructions have been recorded correctly, you will receive a confirmation of your voting instructions immediately after your submission.

The Funds’ Adviser and Subadvisers

The funds’ investment adviser is John Hancock Advisers, LLC, 601 Congress Street, Boston, Massachusetts 02210. An affiliate of the adviser, MFC Global Investment Management (U.S.) LLC, 101 Huntington Avenue, Boston, Massachusetts 02199, serves as subadviser to each fund except Tax-Advantaged Global. Analytic Investors, LLC (“Analytic”), 555 West Fifth Street, 50th Floor, Los Angeles, California 90013, serves as a subadviser to Tax-Advantaged Dividend and Tax-Advantaged Global. Epoch Investment Partners, Inc., 640 Fifth Avenue, 18th Floor, New York, New York 10019 also serves as a subadviser to Tax-Advantaged Global.

Other Matters

The management of the funds knows of no business to be brought before the meeting, except as described above. If, however, any other matters were properly to come before the meeting, the persons named in the enclosed form of proxy intend to vote on such matters in accordance with their best judgment. If any shareholders desire additional information about the matters proposed for action, the management of the funds will provide further information.

The meeting is scheduled as a joint meeting of the respective shareholders of the funds because the shareholders of the funds are generally expected to consider and vote on similar matters. The Boards of Trustees of the funds have determined that the use of this joint proxy statement for the meetings is in the best interest of each fund’s shareholders. In the event that any shareholder present at the meetings objects to the holding of a joint meeting and moves for an adjournment of the annual meeting with respect to his or her fund to a time immediately after the annual meetings so that his or her fund’s meeting may be held separately, the persons named as proxies will vote in favor of such adjournment.

The shareholders of each fund will vote separately on the proposal, and voting by shareholders of one fund will have no effect on the outcome of voting by shareholders of the other funds.

SHAREHOLDER PROPOSALS

Shareholder proposals, including nominees for Trustee, intended to be presented at a fund’s annual meeting in 2012 must be received by that fund at its offices at 601 Congress Street, Boston, Massachusetts, 02210, by no later than the close of business on August 2, 2011, for inclusion in that fund’s proxy statement and form of proxy relating to that meeting (subject to certain exceptions), in accordance with Rule 14a-8 under the Exchange Act. Written notice of a shareholder proposal submitted outside of the processes of Rule 14a-8 must be delivered to the Secretary of the relevant fund at 601 Congress Street, Boston, Massachusetts, 02210 generally by no later than the close of business on September 1, 2011 and no earlier than August 2, 2011. In order to be included in a fund’s proxy statement and form of proxy, a shareholder proposal must comply with all applicable legal requirements. Timely submission of a proposal does not guarantee that such proposal will be included.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY

JOHN HANCOCK BANK AND THRIFT OPPORTUNITY FUND
JOHN HANCOCK PREFERRED INCOME FUND
JOHN HANCOCK PREFERRED INCOME FUND II
JOHN HANCOCK PREFERRED INCOME FUND III
JOHN HANCOCK PREMIUM DIVIDEND FUND
JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND
JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND

Dated: November 30, 2010

ATTACHMENT 1

JOHN HANCOCK FUNDS
AUDIT COMMITTEE CHARTER

A. Composition. The Audit Committee (the “Committee”) shall be composed exclusively of Trustees who are not “interested persons” as defined in the Investment Company Act of 1940 of any of the funds, or of any fund’s investment adviser or principal underwriter (the “Independent Trustees”). The Committee shall be composed of at least three Independent Trustees who are designated for membership from time to time by the Board of Trustees. Unless otherwise determined by the Board, no member of the Committee may serve on the audit committee of more than two other public companies (other than another John Hancock Fund). Except as otherwise permitted by the applicable rules of the New York Stock Exchange, each member of the Committee shall be independent as defined by such rules and Rule 10A-3(b)(1) of the Exchange Act. No member of the Committee may receive, directly or indirectly, any consulting, advisory or other compensatory fee from a fund, other than fees paid in his or her capacity as a member or chair of the Board of Trustees or of a committee of the Board of Trustees. Each member of the Committee must be financially literate, as such qualification is interpreted by the Board of Trustees in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Committee. At least one member of the Committee must have accounting or related financial management expertise, as the Board of Trustees interprets such qualification in its business judgment.

B. Overview. The Committee’s purpose is to:

1.	assist the Board in fulfilling its oversight responsibilities of (1) the integrity of the funds’ financial statements, (2) the funds’ compliance with legal and regulatory requirements (except to the extent such responsibility is delegated to another committee), (3) the independent auditor’s qualifications and independence, and (4) the performance of the funds’ independent auditors;

2.	act as a liaison between the funds’ independent accountants and the Board of Trustees; and

3.	oversee the preparation of an Audit Committee Report as required by the Securities and Exchange Commission (the “SEC”) to the extent required to be included in the closed-end funds’ annual proxy statement.

The Committee shall discharge its responsibilities, and shall access the information provided by the funds’ management and independent auditors, in accordance with its business judgment. Management is responsible for the preparation of the fund’s financial statements, the maintenance of appropriate systems for accounting and internal controls over financial reporting. The Committee and the Board of Trustees recognize that management and the independent auditors have more experience, expertise, resources and time, and more detailed knowledge and information regarding a fund’s accounting, auditing, internal control and financial reporting practices than the Committee does. Accordingly, the Committee’s oversight role does not provide any expert or special assurance as to the financial statements and other financial information provided by a fund to its shareholders and others. The independent auditors are responsible for auditing the funds’ annual financial statements. The authority and responsibilities set forth in this charter recognize that the Committee members are not acting as accountants or auditors and this charter does not reflect or create any duty or obligation of the Committee to plan or conduct any audit, to determine or certify that any fund’s financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to guarantee any independent auditor’s report.

C. Oversight. The independent auditors shall report directly to the Committee, and the Committee shall be responsible for oversight of the work of the independent auditors, including resolution of any disagreements between any fund’s management and the independent auditors regarding financial reporting. In connection with its oversight role, the Committee should also review with the independent auditors, from time to time as appropriate: significant risks and uncertainties with respect to the quality, accuracy or fairness of presentation of a fund’s financial statements; recently disclosed problems with respect to the quality, accuracy or fairness of presentation of the financial statements of companies similarly situated to the funds and recommended actions which might be taken to prevent or mitigate the risk of problems at the funds arising from such matters; accounting for unusual transactions; adjustments arising from audits that could have a significant impact on the funds’ financial reporting process; and any recent SEC comments on the funds’ SEC reports, including, in particular, any compliance comments. The Committee should inquire of the independent auditor concerning the quality, not just the acceptability, of the funds’ accounting determinations and other judgmental areas and question whether management’s choices of accounting principles are, as a whole, conservative, moderate or aggressive.

D. Specific Responsibilities. The Committee shall have the following duties and powers, to be exercised at such times and in such manner as the Committee shall deem necessary or appropriate:

1.	To approve, and recommend to the Board of Trustees for its ratification and approval in accord with applicable law, the selection, appointment and retention of an independent auditor for each fund prior to the engagement of such independent auditor and, at an appropriate time, its compensation. The Committee should meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit. The Committee should periodically consider whether, in order to assure continuing auditor independence, there should be regular rotation of the independent audit firm.

2.	To periodically review and evaluate the lead partner and other senior members of the independent auditor’s team and confirm the regular rotation of the lead audit partner and reviewing partner as required by Section 203 of the Sarbanes-Oxley Act.

3.	To pre-approve all non-audit services provided by the independent auditor to the fund or to the fund’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the fund, if the engagement relates directly to the operations and financial reporting of the fund.

4.	The Committee is authorized to delegate, to the extent permitted by law, pre-approval responsibilities for non-audit services to one or more members of the Committee who shall report to the Committee regarding approved services at the Committee’s next regularly scheduled meeting. The Committee is also authorized to adopt policies and procedures which govern the pre-approval of audit, audit-related, tax and other services provided by the independent accountants to the funds or to a service provider as referenced in Paragraph 3, provided however, that any such policies and procedures are detailed as to particular services, the Committee is informed of each service, and any such policies and procedures do not include the delegation of the Committee’s responsibilities under the Securities Exchange Act of 1934 or applicable rules or listing requirements.

5.	To meet periodically, including separately, with independent auditors, with management’s internal auditors, and with the funds’ senior management to, as appropriate: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) review, to the extent required by applicable law or regulation, the form and substance of the closed-end funds’ financial statements and reports, including each closed-end fund’s disclosures under “Management’s Discussion of Fund Performance” and to discuss any matters of concern relating to the funds’ financial statements, including any adjustments to such statements recommended by the independent accountants, or other results of an audit; (iii) consider the independent accountants’ comments with respect to the funds’ financial policies, procedures and internal accounting controls and management’s responses thereto; (iv) review the resolution of any disagreements between the independent accountants and management regarding the funds’ financial reporting; and (v) review the form of opinion on financial statements that the independent accountants propose to render to the Board and shareholders. The Committee should request from the independent auditors a frank discussion regarding their assessment of management, and shall review reports from management’s internal auditors regarding matters affecting the funds or services provided by management to the funds. If any fund establishes an internal audit function, the Committee shall assist the Board in fulfilling its oversight responsibilities over the performance thereof.

6.	With respect to any listed fund, to consider whether it will recommend to the Board of Trustees that the audited financial statements be included in a fund’s annual report. The Board delegates to the

Committee the authority to release the funds’ financial statements for publication in the annual and semi-annual report, subject to the Board’s right to review and ratify such financial statements following publication. With respect to each fund, to review and discuss with each fund’s management and independent auditor the funds’ audited financial statements and the matters about which Statement on Auditing Standards No. 61, as amended requires discussion. With respect to any listed fund, the Committee shall prepare an annual committee report for inclusion where necessary in the proxy statement of a fund relating to its annual meeting of security holders or in any other filing required by the SEC’s rules.

7.	To receive and consider reports on the audit functions of the independent auditors and the extent and quality of their auditing programs.

8.	To obtain and review, at least annually, a report by the independent auditor describing: the firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and all relationships between the independent auditor and each fund, including the disclosures required by any applicable Independence Standards Board Standard. The Committee shall engage in an active dialogue with each independent auditor concerning any disclosed relationships or services that might impact the objectivity and independence of the auditor.

9.	To review with the independent auditor any problems that may be reported to it arising out of a fund’s accounting, auditing or financial reporting functions and management’s response, and to receive and consider reports on critical accounting policies and practices and alternative treatments discussed with management.

10.	To review securities pricing procedures and review their implementation with management, independent auditors and others as may be required, except with respect to the Funds’ Rule 2a-7 policies and procedures.

11.	To establish procedures for the receipt, retention, and treatment of complaints received by a fund regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the investment adviser, administrator, principal underwriter or any other provider of accounting-related services for a listed fund, as well as employees of the fund, if any, regarding questionable accounting or auditing matters, as and when required by applicable rules or listing requirements.

12.	With respect to any listed fund, to discuss guidelines and policies to govern the process by which financial risk assessment and financial risk management is undertaken. The Committee is not the sole body responsible for oversight of risk assessment and risk management, which is primarily the role of management, but will discuss guidelines and policies.

13.	With respect to any listed fund, to set clear hiring policies for employees or former employees of the independent auditors.

14.	To report regularly to the Board of Trustees, including providing the Committee’s conclusions and/or recommendations with respect to the independent auditor and the funds’ financial statements and accounting controls.

E. Subcommittees. The Committee may, to the extent permitted by applicable law, form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances. Any decision of a subcommittee to preapprove audit or non-audit services shall be presented to the full Committee at its next meeting.

F. Additional Responsibilities. The Committee shall perform other tasks assigned to it from time to time by the Board of Trustees, and will report findings and recommendations to the Board of Trustees, as appropriate.

G. Funding. Each fund shall provide for appropriate funding, as determined by the Committee for payment of:

1.	Compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the fund.

2.	Compensation to any counsel, advisers, experts or consultants engaged by the Committee under Paragraph J of this charter.

3.	Ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

H. Governance. One member of the Committee shall be appointed as chair by the Board of Trustees. The chair shall be responsible for leadership of the Committee, including scheduling meetings or reviewing and approving the schedule for them, preparing agendas or reviewing and approving them before meetings, presiding over meetings, and making reports to the Board of Trustees, as appropriate. The designation of a person as an “audit committee financial expert”, within the meaning of the rules under Section 407 of the Sarbanes-Oxley Act of 2002, shall not impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Committee, nor shall it decrease the duties and obligations of other Committee members or the Board of Trustees. Any additional compensation of Committee members shall be as determined by the Board of Trustees. The members of the Committee should confirm that the minutes of the Committee’s meetings accurately describe the issues considered by the Committee, the process the Committee used to discuss and evaluate such issues and the Committee’s final determination of how to proceed. The minutes should document the Committee’s consideration of issues in a manner that demonstrates that the Committee acted with due care.

I. Evaluation. At least annually, the Committee shall evaluate its own performance, including whether the Committee is meeting frequently enough to discharge its responsibilities appropriately.

J. Miscellaneous. The Committee shall meet as often as it deems appropriate, with or without management, as circumstances require. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other advisers, experts or consultants, at the funds’ expense, as it determines necessary to carry out its duties. The Committee shall have direct access to such officers of and service providers to the funds as it deems desirable.

K. Review. The Committee shall review this charter at least annually and shall recommend such changes to the Board of Trustees as it deems desirable.

Last revised: March 12, 2010

AUDIT COMMITTEE REPORT

The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

The Audit Committee has reviewed and discussed with the Funds’ management and PricewaterhouseCoopers the audited financial statements of the Funds contained in the Annual Report on Form N-CSR for the most recent fiscal year.* The Audit Committee has also discussed with PricewaterhouseCoopers the matters required to be discussed pursuant to SAS No. 61 (Codification of Statements on Auditing Standards, AU Section 380), which includes, among other items, matters related to the conduct of the audit of the Funds’ financial statements.

The Audit Committee has received and reviewed the written disclosures and the letter from PricewaterhouseCoopers required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with PricewaterhouseCoopers its independence from the Funds.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in each Fund’s Annual Report on Form N-CSR for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee

Committee Members are Listed Below for Each Fund

Name of Fund	Fiscal Year End	Committee Members

Bank and Thrift	October 31	Stanley Martin, Chairman Deborah C. Jackson Steven R. Pruchansky

Premium Dividend	October 31	Stanley Martin, Chairman Deborah C. Jackson Steven R. Pruchansky

Tax-Advantaged Dividend	October 31	Stanley Martin, Chairman Deborah C. Jackson Steven R. Pruchansky

Tax-Advantaged Global	October 31	Stanley Martin, Chairman Deborah C. Jackson Steven R. Pruchansky

Preferred Income	July 31	Stanley Martin, Chairman Deborah C. Jackson Steven R. Pruchansky

Preferred Income II	July 31	Stanley Martin, Chairman Deborah C. Jackson Steven R. Pruchansky

Preferred Income III	July 31	Stanley Martin, Chairman Deborah C. Jackson Steven R. Pruchansky

*	For purposes of this report, the funds’ most recently completed fiscal years are as follows: October 31, 2009 (Bank and Thrift, Premium Dividend, Tax-Advantaged Dividend and Tax-Advantaged Global), and July 31, 2010 (Preferred Income, Preferred Income II and Preferred Income III).

ATTACHMENT 2

JOHN HANCOCK FUNDS
NOMINATING, GOVERNANCE AND ADMINISTRATION COMMITTEE CHARTER

A. Composition. The Nominating, Governance and Administration Committee (the “Committee”) shall be composed entirely of Trustees who are “independent” as defined in the rules of the New York Stock Exchange (“NYSE”) or any other exchange, as applicable, and are not “interested persons” as defined in the Investment Company Act of 1940 of any of the funds, or of any fund’s investment adviser or principal underwriter (the “Independent Trustees”) who are designated for membership from time to time by the Board of Trustees. The Chairman of the Board shall be a member of the Committee.

B. Overview. The overall charter of the Committee is to make determinations and recommendations to the Board on issues related to the composition and operation of the Board and corporate governance matters applicable to the Independent Trustees, as well as issues related to complex-wide matters and practices designed to facilitate uniformity and administration of the Board’s oversight of the funds, and to discharge such additional duties, responsibilities and functions as are delegated to it from time to time.

C. Specific Responsibilities. The Committee shall have the following duties and powers, to be exercised at such times and in such manner as the Committee shall deem necessary or appropriate:

1.	To consider and determine nominations of individuals to serve as Trustees.

2.	To consider, as it deems necessary or appropriate, the criteria for persons to fill existing or newly created Trustee vacancies. The Committee shall use the criteria and principles set forth in Annex A to guide its Trustee selection process.

3.	To consider and determine the amount of compensation to be paid by the funds to the Independent Trustees, including incremental amounts, if any, payable to Committee Chairmen, and to address compensation-related matters. The Chairman of the Board has been granted the authority to approve special compensation to Independent Trustees in recognition of any significant amount of additional time and service to the funds required of them, subject to ratification of any such special compensation by the Committee at the next regular meeting of the Committee.

4.	To consider and determine the duties and compensation of the Chairman of the Board.

5.	To consider and recommend changes to the Board regarding the size, structure, and composition of the Board.

6.	To evaluate, from time to time, and determine changes to the retirement policies for the Independent Trustees, as appropriate.

7.	To develop and recommend to the Board, if deemed desirable, guidelines for corporate governance (“Corporate Governance Guidelines”) for the funds that take into account the rules of the NYSE and any applicable law or regulation, and to periodically review and assess the Corporate Governance Guidelines and recommend any proposed changes to the Board for approval.

8.	To monitor all expenditures and practices of the Board or the Committees or the Independent Trustees not otherwise incurred and/or monitored by a particular Committee, including, but not limited to: D&O insurance and fidelity bond coverage and costs; association dues, including Investment Company Institute membership dues; meeting expenditures and policies relating to reimbursement of travel expenses and expenses associated with offsite meetings; expenses and policies associated with Trustee attendance at educational or informational conferences; and publication expenses.

9.	To consider, evaluate and make recommendations and necessary findings regarding independent legal counsel and any other advisers, experts or consultants, that may be engaged by the Board of Trustees, by the Trustees who are not “interested persons” as defined in the Investment Company Act of 1940 of any of the funds or any fund’s investment adviser or principal underwriter, or by the Committee, from time to time, other than as may be engaged directly by another Committee.

10.	To periodically review the Board’s committee structure and the charters of the Board’s committees, and recommend to the Board of Trustees changes to the committee structure and charters as it deems appropriate.

11.	To coordinate and administer an annual self-evaluation of the Board, which will include, at a minimum, a review of its effectiveness in overseeing the number of funds in the fund complex and the effectiveness of its committee structure.

12.	To report its activities to Board of Trustees and to make such recommendations with respect to the matters described above and other matters as the Committee may deem necessary or appropriate.

D. Additional Responsibilities. The Committee will also perform other tasks assigned to it from time to time by the Chairman of the Board or by the Board of Trustees, and will report findings and recommendations to the Board of Trustees, as appropriate.

E. Governance. One member of the Committee shall be appointed as chair. The chair shall be responsible for leadership of the Committee, including scheduling meetings or reviewing and approving the schedule for them, preparing agendas or reviewing and approving them before meetings, and making reports to the Board of Trustees, as appropriate.

F. Miscellaneous. The Committee shall meet as often as it deems appropriate, with or without management, as circumstances require. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other advisers, experts or consultants, at the funds’ expense, as it determines necessary to carry out its duties. The Committee shall have direct access to such officers of and service providers to the funds as it deems desirable.

G. Evaluation. At least annually, the Committee shall evaluate its own performance, including whether the Committee is meeting frequently enough to discharge its responsibilities appropriately.

H. Review. The Committee shall review this Charter periodically and recommend such changes to the Board of Trustees as it deems desirable.

ANNEX A

General Criteria

1.	Nominees should have a reputation for integrity, honesty and adherence to high ethical standards.

2.	Nominees should have demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the funds and should be willing and able to contribute positively to the decision-making process of the funds.

3.	Nominees should have a commitment to understand the funds, and the responsibilities of a trustee/director of an investment company and to regularly attend and participate in meetings of the Board and its committees.

4.	Nominees should have the ability to understand the sometimes conflicting interests of the various constituencies of the funds, including shareholders and the management company, and to act in the interests of all shareholders.

5.	Nominees should not have, nor appear to have, a conflict of interest that would impair their ability to represent the interests of all the shareholders and to fulfill the responsibilities of a director/trustee.

Application of Criteria to Existing Trustees

The renomination of existing Trustees should not be viewed as automatic, but should be based on continuing qualification under the criteria set forth above. In addition, the Nominating, Governance and Administration Committee (the “Committee”) shall consider the existing Trustee’s performance on the Board and any committee.

Review of Shareholder Nominations

Any shareholder nomination must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934 in order to be considered by the Committee. In evaluating a nominee recommended by a shareholder, the Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder’s candidate among the slate of its designated nominees, the candidate’s name will be placed on the funds’ proxy card. If the Board determines not to include such candidate among its designated nominees, and the shareholder has satisfied the requirements of Rule 14a-8, the shareholder’s candidate will be treated as a nominee of the shareholder who originally nominated the candidate. In that case, the candidate will not be named on the proxy card distributed with the funds’ proxy statement.

As long as an existing Independent Trustee continues, in the opinion of the Committee, to satisfy the criteria listed above, the Committee generally would favor the re-nomination of an existing Trustee rather than a new candidate. Consequently, while the Committee will consider nominees recommended by shareholders to serve as trustees, the Committee may only act upon such recommendations if there is a vacancy on the Board, or the Committee determines that the selection of a new or additional Trustee is in the best interests of the fund. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Committee will, in addition to any shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Committee. The Committee may retain a consultant to assist the Committee in a search for a qualified candidate.

Thank
You

for mailing
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card promptly!

PFDPX 11/10

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.
We encourage you to take advantage of Internet or telephone voting.
Both are available 24 hours a day, 7 days a week.
You can also vote by mail.
Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the shareholder meeting date.

John Hancock Tax-Advantaged
Dividend Income Fund
INTERNET
http://www.proxyvoting.com/jhf
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.
OR
TELEPHONE
1-866-540-5760
Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.
OR
MAIL
Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.
If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.
Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

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THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE NOMINEES.	Please mark your votes as indicated in this example	☒

1.	Election of Trustees:

(01) James F. Carlin

(02) William H. Cunningham

(03) Gregory A. Russo

☐	FOR ALL NOMINEES	☐	WITHHOLD FOR ALL NOMINEES

☐
For all nominees except as noted above

  JOHN HANCOCK TAX-ADVANTAGED
DIVIDEND INCOME FUND

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES
Specify your vote by marking the appropriate spaces. If no specification is made, this proxy will be voted for the nominees named in the proxy statement. The persons named as proxies have discretionary authority, which they intend to exercise in favor of the proposal referred to and according to their best judgment as to any other matters which may properly come before the meeting.
Please be sure to sign and date this Proxy.

Please Mark Here for Address Change or Comments SEE REVERSE	☐

Signature:	Date:	Signature:	Date:

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.
Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders. The President’s Letter, Notice of Annual Meeting of Shareholders, and Proxy Statement are available at: http://www.proxyvoting.com/jhf.
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John Hancock Tax-Advantaged Dividend Income Fund
Annual Meeting of Shareholders
January 21, 2011
     The undersigned shareholder of John Hancock Tax-Advantaged Dividend Income Fund (the “Fund”) hereby appoints KEITH F. HARTSTEIN, SALVATORE SCHIAVONE, THOMAS M. KINZLER, CHARLES A. RIZZO, KINGA KAPUSCINSKI, and JULIE B. LYMAN, and each of them singly, proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters at the Annual Meeting of Shareholders of the Fund to be held on Friday, January 21, 2011 at the offices of the Fund, 601 Congress Street, Boston, Massachusetts 02210, at 2:00 p.m., Eastern time, and at any and all adjournments thereof, in respect of all common shares of the Fund held by the undersigned or in respect of which the undersigned would be entitled to vote or act, with all powers the undersigned would possess if personally present. All proxies previously given by the undersigned in respect of said meeting are hereby revoked.

PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please complete, sign, date and return this proxy in the enclosed envelope as soon as possible. Please sign exactly as your name or names appear in the box on the reverse side. When signing as Attorney, Executor, Administrator, Trustee or Guardian, please give your full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Address Change/Comments
(Mark the corresponding box on the reverse side)

BNY MELLON SHAREOWNER SERVICES
P.O. BOX 3550
SOUTH HACKENSACK, NJ 07606-9250

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*** Exercise Your Right to Vote ***
IMPORTANT NOTICE Regarding the Availability of Proxy Materials
For the Shareholder Meeting to be held on January 21, 2011.

JOHN HANCOCK TAX-ADVANTAGED
DIVIDEND INCOME FUND

Meeting Information
Meeting Type:         Annual Meeting of Shareholders
For holders as of:   November 8, 2010
Date:  January 21, 2011  Time:  2:00 p.m. EST

Location:	601 Congress Street Boston, Massachusetts 02210

Directions to meeting: http://materials.proxyvote.com/JH/Proxy
You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side of this notice).
We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE OF ANNUAL MEETING AND PROXY STATEMENT (INCLUDES PRESIDENT’S LETTER)
How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one, otherwise you will not receive a paper or e-mail copy of these documents. There is NO charge to you for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
*	If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before January 10, 2011 to facilitate timely delivery.
— How To Vote —
Please Choose One of the Following Voting Methods
Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting Items

The Board of Trustees recommends that you vote FOR the following:

1.	To elect three (3) Trustees to serve for a three-year term ending at the Annual Meeting of Shareholders in 2014.

01) James F. Carlin 02) William H. Cunningham 03) Gregory A. Russo

NOTE: To transact such other business as may properly come before the meeting or any adjournment of the meeting.

Voting Instructions

John Hancock Tax-Advantaged Dividend Income Fund
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on
Friday, January 21, 2011.
The President’s Letter, Notice of Annual Meeting of Shareholders and Proxy
Statement are available at: http://www.proxyvoting.com/jhf

John Hancock Tax-Advantaged Dividend Income Fund	If you want to receive a paper or e-mail copy of these documents, you must request one, otherwise you will not receive a paper or e-mail copy of these documents. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before January 11, 2011 to facilitate timely delivery.

TO REQUEST PAPER COPIES OF PROXY MATERIALS:
(please reference your 11-digit control number when requesting materials)
By opting out to receive printed materials, your preference for future proxy mailings will be kept on our file.
Telephone: 1-888-313-0164 (outside of the U.S. and Canada call 201-680-6688)
Email:       shrrelations@bnymellon.com
                (you must reference your 11-digit control number in your email)
Internet:     http://www.proxyvoting.com/jhf

This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet.
We encourage you to access and review all of the important information contained in the proxy materials before voting.
To Shareholders of John Hancock Tax-Advantaged Dividend Income Fund:
The 2011 Annual Meeting of Shareholders of John Hancock Tax-Advantaged Dividend Income Fund will be held at 601 Congress Street, Boston, Massachusetts 02210, on Friday, January 21, 2011, at 2:00 p.m., Eastern Time.
          Proposals to be considered at the Annual Meeting:
               (1) To elect three (3) Trustees to serve for a three-year term ending at the Annual Meeting of Shareholders in 2014; and
               (2) To transact such other business as may properly come before the meeting or any adjournment of the meeting.
The Board of Trustees recommends that you vote in favor of the proposal.
Shareholders of record of John Hancock Tax-Advantaged Dividend Income Fund as of the close of business on November 8, 2010 (the “Record Date”) are entitled to notice of, and to vote at, the fund’s Annual Meeting and at any adjournment thereof.
TO VOTE YOUR SHARES SEE INSTRUCTIONS ON THE REVERSE SIDE.
This is not a proxy card. You cannot use this notice to vote your shares.

CONTROL NUMBER
	→	↓
YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.

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Directions to attend the Annual Meeting where you may vote in person can be found on our website,
http://www.jhfunds.com/proxy.
Meeting Location:
John Hancock Tax-Advantaged Dividend Income Fund
601 Congress Street
Boston, Massachusetts 02210
The following Proxy Materials are available for you to review online:
•	President’s Letter

•	Notice of Annual Meeting of Shareholders

•	Proxy Statement
To request a paper copy of the Proxy Materials:
(you must reference your 11-digit control number located on the reverse side of this notice)
Telephone:   1-888-313-0164 (outside of the U.S and Canada call 201-680-6688)
Email:           shrrelations@bnymellon.com (you must reference your 11-digit control number in your email)
Internet:        http://www.proxyvoting.com/jhf
The Proxy Materials for John Hancock Tax-Advantaged Dividend Income Fund are available to review at:
http://www.proxyvoting.com/jhf
Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online,
OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

HOW TO ACCESS THE ELECTRONIC PROXY CARD
We encourage you to review the proxy materials online before voting.
To access the electronic proxy card and vote your shares, go to http://www.proxyvoting.com/jhf and click on “Vote Now” on the top right hand side of the website. Have this notice in hand when you access the website. You will need to reference the 11-digit control number located on the reverse side of this notice.
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